SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                      Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                                (Amendment No. 1)




Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                STRAINWISE, INC.
                  -------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                    William T. Hart - Attorney for Registrant
                  -------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ----------------------------------------------------------------

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                                STRAINWISE, INC.
                        1350 Independence St., Suite 300
                               Lakewood, CO 80215
                                 (303) 736-2442

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD _______________, 2015

To the Shareholders:

     Notice is hereby given that a special meeting of the shareholders of Strainwise, Inc. (the "Company") will be held at 1350 Independence St., Suite 300, Lakewood, CO 80215 on _____________, 2015, at ______ a.m., for the
following purposes:

     (1) to approve a change in domicile of the corporation from Utah to Colorado;

     to transact such other business as may properly come before the meeting.


     The Change in domicile will be accomplished by means of Plan of Merger which is attached as Exhibit A to the Company's Proxy Statement.


     _____________, 2015 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of ________________, 2015, there were ________________ outstanding shares of the Company's common stock.

                                       STRAINWISE, INC.


                                       ----------------------------------
                                       Erin Phillips, President

_______________, 2015






      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ATTACHED PROXY CARD,
                    AND SIGN, DATE AND RETURN THE PROXY CARD.

                    TO SAVE THE COST OF FURTHER SOLICITATION,
                              PLEASE VOTE PROMPTLY



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

                                STRAINWISE, INC.
                        1350 Independence St., Suite 300
                               Lakewood, CO 80215
                                 (303) 736-2442

                                 PROXY STATEMENT


     The accompanying proxy is solicited by the Company's directors for voting at the special meeting of shareholders to be held on _______________, 2015, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about _____________, 2015.

     There is one class of capital stock outstanding, that being common stock. Provided a quorum consisting of a majority of the shares entitled to vote is present at the meeting, the adoption of the proposal to come before the meeting will be approved if those shares cast in favor of the proposal exceed those shares cast against the proposal.

     Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the annual meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

PRINCIPAL SHAREHOLDERS


     The following table lists, as of ____________,  2015, the  shareholdings of
(i) each person owning  beneficially  5% or more of the  Company's  common stock
(ii) each officer and director of the Company and (iii) all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of common stock.


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



    Name                           Number of Shares        Percent of Class
    ----                           ----------------        ----------------

    Erin Phillips                      23,124,184               94.7%

    David Modica                           25,000                 Nil
                                       ----------               -----

    All officers and directors
      as a group (three persons)       23,149,184               94.7%



On June 29, 2015 Shawn Phillips resigned as an officer and director of the Company.


PROPOSAL TO CHANGE THE DOMICILE OF THE COMPANAY FROM UTAH TO COLORADO.

     The Board has approved and recommends to the shareholders a proposal to change the Company's state of incorporation from Utah to Colorado.

     The change in domicile (i.e., the "Reincorporation") will not involve any change in the business, properties, corporate headquarters or management of the Company. The officers and directors of the Company immediately prior to the Reincorporation will serve as the officers and directors of the Company following the Reincorporation. There will be no change in the operations, assets, liabilities or obligations of the Company as a result of the Reincorporation.


     If the Reincorporation proposal is approved, the Reincorporation will be accomplished by means of a Plan of Merger, attached as Exhibit A. The Plan of Merger provides that the Company will be merged into a newly formed, wholly owned subsidiary, named "STWC Holdings, Inc." and each outstanding share of the Company's common stock will become one outstanding share of the Company's common stock as incorporated in Colorado. The Plan of Merger will be effective upon the filing of Articles of Merger with the Utah Division of Corporations and Commercial Code and the Colorado Secretary of State.


     If the Reincorporation proposal is approved, it is anticipated that the Board will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the Board or may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company's shareholders, if the Board determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.


     Upon effectiveness of the Reincorporation, the Company will be governed by the Articles of Incorporation, as filed with the Colorado Secretary of State in substantially the form attached as Exhibit B (the "Colorado Articles"). The



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




Company's current Articles of Incorporation (the "Utah Articles") will not be applicable to the Company following the completion of the Reincorporation. Following the Reincorporation, the Company will be governed by the Colorado Corporations and Associations Act ("CCAA"), the Colorado Business Corporation Act ("BCA") and Colorado Articles instead of the Utah Business Corporations Act ("UBCA") and the Utah Articles.

     On June 2, 2015 the Company adopted new Bylaws, which were filed as an exhibit to the Company's 8-K report filed with the Securities and Exchange Commission on June 11, 2015. These Bylaws, which are now in effect, will not change in any way after the Reincorporation.

     Following the effectiveness of the Reincorporation, stockholders will not be required to exchange existing stock certificate(s) of the Company for new stock certificate (s), although stockholders will have an option of doing so. At the same time, each outstanding option, right or warrant to acquire shares of common stock will continue to be an option, right or warrant to acquire an equal number of shares of common stock under the same terms and conditions. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) TO THE COMPANY'S TRANSFER AGENT UNLESS THEY DESIRE TO BE ISSUED A CERTIFICATE EVIDENCING THE SHARES IN THE COLORADO CORPORATION.


     After the Reincorporation, the Company will continue to be a publicly-held company. The Company will continue to file periodic reports and other documents with the U.S. Securities and Exchange Commission ("SEC"). Shareholders who own shares of common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and shareholders holding restricted shares of common stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject.


     Approval of the Reincorporation will constitute approval of the Colorado Articles.


Principal Reasons for the Reincorporation in Colorado

     The Company's directors believe that reincorporation in Colorado is on the best interest of the Company for the following reasons:

     o The Colorado Secretary of State offers lower costs and visibility of filings than does the Utah Secretary of State;

     o    All of the  Company's  operations  and assets are located in Colorado;
          and

     o    All of the Company's officers and directors are located in Colorado.

     Accordingly, the shareholders of the Company are being requested to vote to change the domicile of the Company from Utah to Colorado.

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

     The Board of Directors recommends that the shareholders vote for this proposal.


Significant Differences Between the Corporation Laws of Utah and Colorado

     Although the corporate statutes of Utah and Colorado are similar, certain differences exist. Set forth below is a discussion summarizing the material differences in the rights of the shareholders of the Company before and after the Reincorporation is effective as a result of the differences between the UBCA, the CCAA and the BCA. This discussion does not address each difference between the UBCA, the CCAA and the BCA, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders.


Action by Shareholders Without a Meeting

     Utah law permits shareholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unlike Colorado law, Utah law requires the unanimous written consent of shareholders to elect directors. Utah law provides that, in order to be effective, (i) all written consents must be delivered to the corporation within 60 days after the earliest dated consent is delivered to the corporation, and (ii) written notice of the shareholder approval must be given at least 10 days before the consummation of the action authorized by shareholders to (a) all shareholders entitled to vote who have not consented in writing and (b) all shareholders not entitled to vote, but who are otherwise entitled to notice under Utah law.

     Alternatively, a corporation's articles of incorporation or bylaws may provide that the written notice of shareholder approval can be given only to shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting and to vote at the meeting. If this election is made, the written notice must be given within 10 days after the corporation confirms sufficient written shareholder consents.

     Colorado law permits shareholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of shareholders (including the election of directors) may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Quorum

     Utah law provides that, unless the corporation's articles of incorporation provide otherwise, the presence in person or by proxy of a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter.


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


     Colorado law provides that, unless the corporation's articles of incorporation provide otherwise, one third of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Unlike Utah law, Colorado law provides that in no event shall a quorum consist of less than one-third of the shares entitled to vote at a meeting.


Removal of Directors

     Utah law provides that any director may be removed, with or without cause, by the holders of a majority of the outstanding common stock of the corporation, but only at a meeting of shareholders pursuant to a notice of meeting, which includes the removal of such director as an item of business.

     Colorado law provides that any director may be removed, with or without cause, by the vote of those holders exceeding those holders opposed to the director's removal but only at a meeting of shareholders pursuant to a notice of meeting, which includes the removal of such director as an item of business.

Authorized Number of Directors

     Utah law requires that a corporation must have at least three directors.

     Colorado law requires that a corporation must have at least one director.

Indemnification of Directors

     Utah law requires a corporation to indemnify a director who was successful, on the merits or otherwise, in the defense of any claim, issue or matter, to which he or she was a party because of his or her status as a director of the corporation, against reasonable expenses incurred in connection with the proceeding or claim with respect to which he or she was successful. Unlike Colorado law, Utah law allows a corporation's articles of incorporation to limit indemnification.

     Colorado law requires a corporation to indemnify a director who was successful, on the merits or otherwise, in the defense of any claim, issue or matter, to which he or she was a party because of his or her status as a director of the corporation, against reasonable expenses incurred in connection with the proceeding or claim with respect to which he or she was successful.

Elimination of Directors' Liability for Monetary Damages

     Utah law permits a corporation, pursuant to its articles of incorporation, or in certain circumstances its bylaws, to provide for the elimination or limitation of the liability of a director to the corporation or its shareholders for monetary damages for any action taken or failure to take any action as a director, except liability for (1) the amount of a financial benefit received by a director to which he is not entitled; (2) an intentional infliction of harm on the corporation or its shareholders; (3) unlawful distributions; or (4) an intentional violation of criminal law.

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

     Colorado law permits a corporation pursuant to its articles of incorporation to include a provision eliminating or limiting the personal liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director, except such provision shall not limit liability for any breach of the director's duty of loyalty to the corporation or its shareholders, or for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for payment of a dividend or a stock repurchase or redemption in violation of Colorado law or for any transaction from which the director derived an improper personal benefit.


Shareholder Rights Under Corporate Charters

     The rights of shareholders under the Utah Articles and the Colorado Articles are substantially the same. The Company's shareholders do not have the right to maintain their proportionate interest in the Company in the event the Company elects to sell additional shares of common stock (i.e. "preemptive rights") or the right to vote their shares for less than all directors (i.e. "cumulative voting") at any shareholders' meeting at which directors are to be elected.


Federal Income Tax Consequences of the Reincorporation

     The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.


     The  Reincorporation  is  intended  to be a tax-free  reorganization  under
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the Reincorporation, and no gain or loss will be recognized by us. You will have the same basis in the ColoradoCo common stock received by you pursuant to the Reincorporation as you have in the shares of the UtahCo common stock held by you as of immediately prior to the time the Reincorporation is consummated. Your holding period with respect to common stock in the Utah Corporation will include the period during which you held the corresponding shares of the Utah Corporation common stock, provided the latter was held by you as a capital asset at the time of consummation of the Reincorporation.


Accounting Treatment


     We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the financial statements of the Utah Corporation previously filed with the Securities and Exchange Commission will remain the financial statements of the Company following the Reincorporation.


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


Dissenters' Rights

     Pursuant to the UBCA, all stockholders of the Company will have the right to exercise dissenters' rights with respect to the Reincorporation, which will be accomplished by means of the Plan of Merger attached as Exhibit A, and may obtain payment for their shares by complying with the relevant terms of the UBCA, which is reprinted below. The Company estimates that it will pay $0.01 per share to any stockholder dissenting from the proposed merger.

16-10a-1302 Right to dissent.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

     (a) consummation of a plan of merger to which the corporation is a party if:

          (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or

          (ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;

     (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

     (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

     (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).

(2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

(3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:


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     (a)  the record  date fixed  under  Section  16-10a-707  to  determine  the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

     (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

     (c)  cash in lieu of fractional shares; or

     (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

(5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1320.   Notice of dissenters' rights.

(1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice shall be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

(2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
     Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this


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



     chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10a-1321 Demand for payment -- Eligibility and notice of intent.

(1)  If a proposed  corporate action creating  dissenters'  rights under Section
     16-10a-1302  is  submitted  to  a  vote  at  a  shareholders'   meeting,  a
     shareholder who wishes to assert dissenters' rights:

     (a) shall cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

     (b)  may not vote any of his shares in favor of the proposed action.

(2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
     Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

(3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder shall have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under
     Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

16-10a-1322 Dissenters' notice.

(1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

(2) The dissenters' notice required by Subsection (1) shall be sent no later than 10 days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

     (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

     (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares shall be deposited;

     (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;


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


     (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

     (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

     (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

     (g)  be accompanied by a copy of this part.

(1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

     (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;

     (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

     (c)  if required by the corporation in the dissenters'  notice described in
          Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

(2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

(3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.


                                     GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

     The Company's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.



               Please complete, sign and return the attached proxy promptly.

                               STRAINWISE, INC.                            PROXY

           This Proxy is solicited by the Company's Board of Directors

The undersigned stockholder of Strainwise, Inc. acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held at 1350 Independence St., Suite 300, Lakewood, CO 80215, on ______________, 2015, at ________ a.m.,
and hereby appoints Erin Phillips with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

 The Board of Directors recommends a vote FOR Proposal 1.

     (1) To approve a change of the corporation's domicile from Utah to Colorado

                   [ ] FOR       [ ] AGAINST     [ ]  ABSTAIN


     To transact such other business as may properly come before the meeting.


     The change in domicile will be accomplished by means of a Plan of Merger which is attached as Exhibit A to the Company's Proxy Statement.



     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                                  Dated this      day of                   2015.
                                             ----        ----------------


                                  ---------------------------------------------
                                                (Signature)


                                  ---------------------------------------------
                                                (Print Name)



            Please sign your name exactly as it appears on your stock
                  certificate. If shares are held jointly, each
                    holder should sign. Executors, trustees,
                  and other fiduciaries should so indicate when
            signing. Please Sign, Date and Return this Proxy so that
                    your shares may be voted at the meeting.

                     Send the proxy by regular mail, email, or fax to:

                                STRAINWISE, INC.
                        1350 Independence St., Suite 300
                               Lakewood, CO 80215
                                 (303) 736-2442

                                STRAINWISE, INC.
               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

     Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on _______________, 2015.

     1.   This notice is not a form for voting.

     2. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

     3.   The Proxy Statement is available at

     4. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before September 158, 2013 to facilitate timely delivery.

     A special meeting of the Company's shareholders will be held at 1350 Independence St., Suite 300, Lakewood, CO 80215 on ______________, 2015, at ______ a.m., for the following purposes:

     (1)  to change the domicile of the Company from Utah to Colorado;

     to transact such other business as may properly come before the meeting.


     The change in domicile will be accomplished by means of a Plan of Merger which is attached as Exhibit A to the Company's Proxy Statement.


     The Board of Directors recommends that shareholders vote FOR the proposal listed on the Notice of Special Meeting of Shareholders.

     _____________,   2015  is  the  record  date  for  the   determination   of
shareholders entitled to notice of and to vote at such meeting. Shareholders may cast one vote for each share held.

      Shareholders may access the following documents at http://advcannabis.premiercom.co.uk/index.cfm/page/proxy-materials:

     o    Notice of the 2015 Special Meeting of Shareholders
     o    Company's 2015 Proxy Statement;
     o    Proxy Card

     Shareholders may request a paper copy of the Proxy Materials and Proxy Card by calling _________________, by emailing the Company at __________, or by visiting __________________________ and indicating if you want a paper copy of the proxy materials and proxy card:

     o    for this meeting only, or

     o    for this meeting and all other meetings.

     If you have a stock certificate registered in your name, or if you have a proxy from a shareholder of record on _____________, 2015, you can, if desired, attend the Special Meeting and vote in person.

     Shareholders can obtain directions to the 2015 special shareholders' meeting at ___________________________.

     Please visit ___________________ to print and fill out the Proxy Card. Complete and sign the proxy card and mail the Proxy Card to:

                                STRAINWISE, INC.
                        1350 Independence St., Suite 300
                               Lakewood, CO 80215

                                    EXHIBIT A

                                 PLAN OF MERGER



(a) CONSTITUENT CORPORATIONS:         Strainwise, Inc.
                                      ("SW") (A Utah corporation)


(b) SURVIVING CORPORATION:            STWC Holdings, Inc.
                                      ("STWC") (A Colorado corporation)

                                      STWC is a wholly-owned subsidiary of SW


(c) Pursuant to the Utah Revised Business Corporation Act ss.16-10a-1107 and the Colorado Business Corporation Act ss. 7-111-106.5, SW will merge into STWC.

(d) Pursuant to the Utah Revised Business Corporation Act ss.16-10a-1107 and the Colorado Business Corporation Act ss. 7-111-106.5, and effective as of the date of the merger:

     (i) each shareholder of SW will receive one share of STWC for each share of SW held by such shareholder;


     (ii) all shares of SW shall be cancelled;


     (iii) all assets of SW shall become assets of STWC;

     (iv) all liabilities of SW shall be assumed by STWC;


     (v)  SW shall cease to exist; and


     (vi) STWC agrees to accept service of process in Utah on behalf of SW.

(e) Shareholders of SW are entitled to exercise dissenters' rights regarding the merger pursuant to the Utah Revised Business Corporation Act ss. 16-10a-1302.

                                    EXHIBIT B

Document must be filed electronically.
Paper documents will not be accepted.
Documents processing fee                          $50.00
Fees & forms/cover sheets are subject to change.
To access other information or print copies of filed documents, visit www.sos.state.co.us and select Business Center.

               Articles of Incorporation for a Profit Corporation filed pursuant to ss.7-102-101 and ss.7-102-102 of the Colorado Revised Statutes (C.R.S.)


1. The domestic entity name for the corporation is:

                                       STWC Holdings, Inc.
                                      --------------------------------------
                                      (The names of the corporation must
                                      contain the term or abbreviation
                                      "corporation", "incorporated",
                                      "company", "limited", "corp.", "inc.",
                                      "co" or "ltd". See ss.7-90-601, C.R.S.
                                      If the corporation is a professional
                                      or special purpose corporation, other
                                      law may apply).


    (Caution:The use of certain terms or abbreviations are restricted by law.
                    Read instructions for more information).

2. The principal office address of the corporation's initial principal office is:

      Street address          1350 Independence St., Suite 300
                              ------------------------------------------
                                      (Street number and name)



                              Lakewood             CO            80125
                              --------           -----      ---------------
                               (City)           (State)    (Zip/Postal code)


                                                                  USA
                               -----------------------           -----
                              (Province - if applicable)       (Country)

      Mailing Address
                              ------------------------------------------
     (Leave blank if same     (Street number and name or Post Office
      as street address)       Box information)



                               ----             -----       ---------------
                              (City)           (State)     (Zip/Postal code)


                               ----------------------            -------
                             (Province - if applicable)         (Country)

3. The registered agent name and registered agent address of the corporation's initial registered agent are:

      Name
        (if an individual)
                              ---------------  ------------  ----      -----
                                  (Last)         (First)   (Middle)  (Suffix)
             OR

        (if an entity)            Hart & Hart, LLC
                              --------------------------------------------
     (Caution:  Do no provide both an individual and an entity name).

      Street address            1624 Washington St.
                              --------------------------------------------
                                   (Street number and name)



                              Denver             CO              80203
                               ----             -----       ---------------
                              (City)           (State)     (Zip/Postal code)

      Mailing Address
                              ------------------------------------------
     (Leave blank if same     (Street number and name or Post Office
      as street address)       Box information)



                               ----             -----       ---------------
                              (City)           (State)     (Zip/Postal code)


                               ----------------------            -------
                             (Province - if applicable)         (Country)

(The following statement is adopted by marking the box)

[X] The person appointed as registered agent above has consented to being so appointed.

4.   The true name and mailing address of the incorporator are:

      Name
        (if an individual)
                              ---------------  ------------  ----      -----
                                  (Last)         (First)   (Middle)   (Suffix)
             OR

        (if an entity)          Hart & Hart, LLC
                              --------------------------------------------
     (Caution:  Do no provide both an individual and an entity name).

      Street address            1624 Washington St.
                              --------------------------------------------
                                   (Street number and name)



                              Denver             CO              80203
                               ----             -----       ---------------
                              (City)           (State)     (Zip/Postal code)


(If the following statement applies, adopt the statement by marking the box and include an attachment)

 [ ] The corporation has one or more additional  incorporators  and the name and
     mailing  address  of  each  additional   incorporator   are  stated  in  an
     attachment.

5. The classes of shares and number of shares of each class that the corporation is authorized to issue are as follows:

 [X] The corporation is authorized to issue 100,000,000 common shares that shall have unlimited voting rights and are entitled to receive the net assets of the corporation upon dissolution.

 [X] Information regarding shares as required by Section 7-106-101, C.R.S., is included in attachment.

6. (If the following statement applies, adopt the statement by marking the box and include an attachment)

 [X]  This document contains additional information as provided by law.

7. (Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date).

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format).

The delayed effective date and, if applicable, time of this document is/are
 ______________________________________
   (mm/dd/yyyy  hour  am/pm)

8. The true name and mailing address of the individual causing the document to be delivered for filing is:

                                 Hart        Will
                                 ----       -----       ------       ------
                                (Last)     (First)     (Middle)     (Suffix)

                                 1624 Washington St.
                                 ----------------------
                                (Street number and name)


                                 Denver         CO               80203
                                 -----         -----        --------------
                                (City)        (State)      (Zip/Postal code)



(If the following statement applies, adopt the statement by marking the box and include an attachment)

 [X] This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.


Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).

                               STWC HOLDINGS, INC.


                                  Capital Stock

     The  authorized   capital  stock  of  the  Corporation   shall  consist  of
100,000,000 shares of common stock, $0.00001 par value, and 20,000,000 shares of preferred stock, $0.00001 par value.

     No share of the common stock shall have any preference over or limitation in respect to any other share of such common stock. All shares of common stock shall have equal rights and privileges, including the following:

     1. All shares of common stock shall share equally in dividends. Subject to the applicable provisions of the laws of this State, the Board of Directors of the Corporation may, from time to time, declare and the Corporation may pay dividends in cash, property, or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in this Certificate of Incorporation. When any dividend is paid or any other distribution is made, in whole or in part, from sources other than unreserved and unrestricted earned surplus, such dividend or distribution shall be identified as such, and the source and amount per share paid from each source shall be disclosed to the stockholder receiving the same concurrently with the distribution thereof and to all other stockholders not later than six months after the end of the Corporation's fiscal year during which such distribution was made.

     2. All shares of common stock shall share equally in distributions in partial liquidation. Subject to the applicable provisions of the laws of this State, the Board of Directors of the Corporation may distribute, from time to time, to its stockholders in partial liquidation, out of stated capital or capital surplus of the Corporation, a portion of its assets in cash or property, except when the Corporation is insolvent or when such distribution would render the Corporation insolvent. Each such distribution, when made, shall be identified as a distribution in partial liquidation, out of stated capital or capital surplus, and the source and amount per share paid from each source shall be disclosed to all stockholders of the Corporation concurrently with the distribution thereof. Any such distribution may be made by the Board of Directors from stated capital without the affirmative vote of any stockholders of the Corporation.

     a. Each outstanding share of common stock shall be entitled to one vote at stockholders' meetings, either in person or by proxy.

     b. The designations, powers, rights, preferences, qualifications, restrictions and limitations of the preferred stock shall be established from time to time by the Corporation's Board of Directors, in accordance with Colorado Law.

          i) Cumulative voting shall not be allowed in elections of directors or for any purpose.

          ii) No holders of shares of capital stock of the Corporation shall be entitled, as such, to any preemptive or preferential right to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter be authorized to issue. The Board of Directors of the Corporation, however, in its discretion by resolution, may determine that any unissued securities of the Corporation shall be offered for subscription solely to the holders of common stock of the Corporation, or solely to the holders of any class or classes of such stock, which the Corporation may now or hereafter be authorized to issue, in such proportions based on stock ownership as said board in its discretion may determine.

          iii) The Board of Directors may restrict the transfer of any of the Corporation's stock issued by giving the Corporation or any stockholder "first right of refusal to purchase" the stock, by making the stock redeemable, or by restricting the transfer of the stock under such terms and in such manner as the directors may deem necessary and as are not inconsistent with the laws of this State. Any stock so restricted must carry a conspicuous legend noting the restriction and the place where such restriction may be found in the records of the Corporation.

          iv) The judgment of the Board of Directors as to the adequacy of any consideration received or to be received for any shares, options, or any other securities which the Corporation at any time may be authorized to issue or sell or otherwise dispose of shall be conclusive in the absence of fraud, subject to the provisions of these Articles of Incorporation and any applicable law.

                                     Voting

     A quorum for any meeting of the Corporation's shareholders shall consist of the presence, in person or by proxy, of shareholders owning one-third of this Corporation's outstanding common stock.

     Any action required or permitted by the Colorado Business Corporation Act to be taken at a shareholders' meeting may be taken without a meeting if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting, at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing.

            Transactions with Directors and Other Interested Parties

     No contract or other transaction between the Corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by the Corporation, and no act of the Corporation shall in any way be affected or invalidated by thefact that any of the directors of the Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation. Any director of the corporation, individually, or any firm with which such director is affiliated may be a party to or may be pecuniarily or otherwise interested in any contract or transaction of the Corporation; provided, however, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of the Corporation, or a majority thereof, at or before the entering into such contract or transaction; and any director of the Corporation who is also a director or officer of such other corporation, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested.

              Limitation of Director Liability and Indemnification

     No director of the Corporation shall have liability to the Corporation or to its stockholders or to other security holders for monetary damages for breach of fiduciary duty as a director; provided, however, that such provisions shall not eliminate or limit the liability of a director to the Corporation or to its shareholders or other security holders for monetary damages for: (i) any breach of the director's duty of loyalty to the Corporation or to its shareholders or other security holders; (ii) acts or omissions of the director not in good faith or which involve intentional misconduct or a knowing violation of the law by such director; (iii) acts by such director as specified by Colorado law; or (iv) any transaction from which such director derived an improper personal benefit.

     No officer or director shall be personally liable for any injury to person or property arising out of a tort committed by an employee of the Corporation unless such officer or director was personally involved in the situation giving rise to the injury or unless such officer or director committed a criminal offense. The protection afforded in the preceding sentence shall not restrict other common law protections and rights that an officer or director may have.

     The word "director" shall include at least the following, unless limited by Colorado law: an individual who is or was a director of the Corporation and an individual who, while a director of a Corporation is or was serving at the Corporation's request as a director, officer, partner, trustee, employee or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, other enterprise or employee benefit plan. A director shall be considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on or otherwise involve services by him to the plan or to participants in or beneficiaries of the plan. To the extent allowed by Colorado law, the word "director" shall also include the heirs and personal representatives of all directors.

     This Corporation shall be empowered to indemnify its officers and directors to the fullest extent provided by law, including but not limited to the provisions set forth in the Colorado Business Corporation Act, or any successor provision.